Supplement Dated February 1, 2002*
                    to the Prospectus Dated October 30, 2001
       of American Express(R) Variable Portfolio Funds S-6466-99 U (10/01)

The following revision applies to the "Investment Manager" section of the AXP(R) Variable Portfolio - International Fund. The following paragraph replaces paragraphs on Richard Leadem and Gavin Corr:

Mark Burgess, co-portfolio manager of the Fund since February 2002, joined American Express Asset Management International Inc. (AEAMI) in August 2001 as Deputy Chief Investment Officer. He also serves as co-portfolio manager for World Growth Portfolio, AXP European Equity Fund, AXP International Fund and IDS Life Series-International Equity Portfolio. Prior to joining AEAMI, he was Global Chief Investment Officer for Colonial First State, Australia's largest fund manager, from 1998 to 2000, and Chief Investment Officer for Australia and Asia for the Colonial Group (Australia) from 1995 to 1998. Mark holds a Bachelor Degree of Commerce - Honors degree from Melbourne University, specializing in economics and accounting.



S-6466-16 A (2/02)

* Valid until October 30, 2002.